UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Multi –Cap Growth Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2016

Date of reporting period:	July 1, 2015 – December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNOPX

Putnam Multi-Cap Growth Fund

Semiannual report 12 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Multi-Cap Growth
Fund

Semiannual report
12 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Multi-Cap Growth Fund

# Seeking to harness the growth potential of U.S. companies

To find opportunities among thousands of stocks, Portfolio Manager Robert Brookby combines discipline and research with creativity and collaboration. Backed by more than 15 years of industry experience, Rob seeks stocks of U.S. companies of all sizes that offer durable, long-term growth potential. He works with a team of analysts to develop investment themes and find broad areas of opportunity, and then narrows his focus to identify companies that he believes have fundamental strength, a competitive edge, and the potential to produce strong profits.

"We probe, discuss, debate, and analyze global trends, providing fertile ground for our research process. We then scour the universe of U.S. stocks to find businesses that may profit from the themes we have identified."

Robert M. Brookby
Portfolio Manager

## Thematic research guides investment decisions

Together with a team of analysts, Rob researches problems and looks for solutions and trends that may lead to investment opportunities.

| Problem/trend | Solution/theme | Investment opportunity |
| --- | --- | --- |
| Feeding a planet of 7 billion people | Improving agricultural productivity | Companies that can improve soil or crop yields |
| Skyrocketing mobile Internet usage | Delivering next-generation bandwidth | Hardware, Internet, IT security, and software firms |

**Investment opportunities emerge from a wide array of themes**

Putnam Multi-Cap Growth Fund
Delivering next-generation bandwidth
Enhancing cyber security
Anticipating the demands of an aging population
Innovating for a greener environment
Developing home automation
Enabling e-commerce growth
Managing health-care costs
Improving agricultural productivity

2 Multi-Cap Growth Fund
Multi-Cap Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Multi-Cap Growth Fund

Interview with
your fund’s
portfolio manager

Rob, what can you tell us about the investing environment for the six-month reporting period ended December 31, 2015?

The period began at the midpoint of 2015, after a relatively calm few months in which U.S. stock market performance was essentially flat. Despite the calm, investors were concerned about a number of issues, including still-volatile oil prices and severe declines in energy stocks, as well as worries across global financial markets about an economic slowdown in China. In addition, the strengthening U.S. dollar hurt the earnings of U.S. companies that depend on non-U.S. markets for revenue.

These issues continued to weigh on investors’ minds — and stock market performance — for the remainder of the six-month period. Volatility picked up considerably in late summer, most notably in August, with some of the biggest swings in the history of the U.S. stock market, including a historic 1,000-point intraday plunge in the Dow Jones Industrial Average on August 24. For the first time since 2011, major U.S. equity indexes experienced a correction, defined as a decline of 10% or more from a recent high.

Stocks recovered from their August lows, but remained unsettled. In addition to weakness in commodity prices and China’s economy, there was uncertainty about the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Multi-Cap Growth Fund	5

timing and extent of U.S. Federal Reserve action on interest rates. The Fed’s long-anticipated initial move came in December, when it raised short-term rates by 0.25%, the first increase in almost a decade. For the six-month reporting period, the overall U.S. stock market, as measured by the S&P 500 Index, eked out a gain of just 0.15%.

How did the fund perform for the period?

It was a challenging six months for the fund, which ended the period with a decline of 2.98% for class A shares at net asset value. The fund underperformed its benchmark, the Russell 3000 Growth Index, which returned 0.73%, and the average return of –2.17% for funds in its Lipper peer group, Multi-Cap Growth Funds. The fact that growth stocks of all sizes barely stayed in positive territory illustrates the difficult market conditions.

What are some holdings that detracted from performance relative to the benchmark?

Among the top detractors from performance for the period was AMAG Pharmaceuticals, a drug company specializing in maternal health, anemia, and cancer supportive care. In the case of this holding, we underestimated the threat of an aggressive competitor to AMAG’s key product, Makena, a drug designed to prevent preterm birth. We trimmed the fund’s position in AMAG during the period, and we continue to monitor the company, including its work to develop an advanced delivery system for Makena.

Another stock that struggled during the period was that of hotel and resort company Hilton Worldwide Holdings. Despite its recent decline, we believe Hilton remains a fundamentally solid company that has felt the effects of a few negative industry trends. We believe the supply/demand

Allocations are shown as a percentage of the fund’s net assets as of 12/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Multi-Cap Growth Fund

outlook is changing, as more lending has led to an increase in new hotel construction. The increase in supply has had a negative effect on hotel revenue, which has also been pressured by a stronger U.S. dollar and a decline in occupancy rates as foreign tourism in the U.S. market has slowed. Another issue facing the hotel industry is competition from Airbnb, a company that offers a website and mobile app that enable travelers to book stays at personal residences. While the weakness in Hilton stock may persist for a while, we believe it continues to offer long-term growth potential, and it remained in the portfolio at the close of the period.

Another disappointment for the period was the portfolio’s position in Union Pacific, a U.S. railroad company that transports freight across 23 states. The company’s 2015 struggles began with declines in volume for its coal shipments. The weakness then spread to other areas, such as commodities and industrial and agricultural products. This declining demand hurt Union Pacific’s earnings, and its stock price suffered as well. Adding to this challenge was the fact that Union Pacific devoted much of the previous year working — and spending money — to catch up with growing shipment volumes.

Can you provide examples of stocks that helped performance for the period?

The stock of Alphabet, formerly known as Google, was the top contributor to fund performance for the period. Investors responded positively to the company’s

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Growth Fund	7

reorganization, which was announced in August 2015. Under the new structure, Google, the search engine portion of the business, will be managed separately from the company’s other businesses. Investors welcomed the change in part because it provides more transparency around the company’s finances by offering a clearer picture of how each business segment is performing. In addition, investors were pleased that the company — which had amassed significant levels of cash — announced a $5 billion stock buyback. This capital discipline, combined with the company’s financial transparency, helped make Alphabet one of the top-performing U.S. stocks in 2015.

Another portfolio highlight was Amazon.com, the country’s largest online retailer, which continued to deliver impressive profit growth. More notable, however, is the success of Amazon Web Services, or AWS, a segment of Amazon’s business that has been growing explosively. AWS is a service that enables other businesses to rent Amazon’s compute power — its cloud computing capabilities, computers, storage, and software. In many cases, companies using AWS are able to close down their own data centers to cut costs. For Amazon, it is an efficient way to use its extensive technology infrastructure at times when it would otherwise be underutilized. Also helping the stock price was the positive reaction from investors when the company provided more detailed data on the profitability of AWS.

Fund performance also benefited from our decision to maintain an underweight position versus the benchmark in the stock of Apple, which underperformed for the period. We moved away from Apple, trimming the fund’s position out of concern that the smartphone

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Multi-Cap Growth Fund

market was becoming saturated. In addition, after the success of the iPhone 6, we weren’t anticipating any innovative product launches from Apple in the near term. While we continued to maintain an underweight position at the close of the period, we are keeping a close watch on Apple, which we believe is likely to offer more growth opportunities over the longer term.

What is your outlook for the markets and the economy?

I believe the primary issue for the U.S. stock market as we head into 2016 is growing concern about the risk of a recession in the United States. In my view, underlying U.S. business performance is mixed. Also, we live in an interconnected world, and the reverberations of slowing economic growth in China has rattled emerging-market economies. At the same time, the strengthening U.S. dollar has dampened earnings growth and demand for U.S. products. Finally, collapsing oil prices continue to hurt energy companies as well as many other businesses that provide products or services to them.

In light of all these factors, I would describe my outlook as a bit cautious. I believe a number of positive trends can be found in the U.S. economy, including improving employment and credit extension — banks are lending more — which can boost economic growth. If oil prices and the U.S. dollar value stabilize, my outlook for U.S. equity performance will improve, especially because the overall valuation of the market has become more attractive due to recent pullbacks.

Thank you, Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

Multi-Cap Growth Fund	9

IN THE NEWS

The world’s two largest automobile markets — the United States and China — have each experienced an outstanding year for car sales. Cheap gas prices, low interest rates, and decreasing unemployment all enticed an uptick in U.S. car sales. Americans purchased 1.7 million cars and trucks in December 2015, pushing annual sales in 2015 for those vehicles to a record 17.5 million, surpassing the previous record high of 17.35 million units in 2000, according to industry research firm Edmunds.com. Meanwhile, in China, a tax cut in the fourth quarter of 2015 resulted in increased global auto sales, and offered a much-needed boost to the world’s second-largest economy. Chinese consumers were incentivized when the government slashed its sales tax in half, to 5%, on vehicles with engines of 1.6 liters or less, representing nearly 70% of all new car sales in 2015, according to the China Association of Automobile Manufacturers. Global vehicle sales reached a seasonally adjusted annualized record high of 75.4 million in November 2015, according to JPMorgan. This figure eclipsed the previous record high of 75.1 million vehicles sold worldwide, set in December 2014.

10 Multi-Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.16%	10.90%	10.89%	10.89%	10.33%	10.33%	10.59%	10.44%	10.89%	11.40%

10 years	89.29	78.41	78.29	78.29	75.69	75.69	80.07	73.77	84.59	94.13
Annual average	6.59	5.96	5.95	5.95	5.80	5.80	6.06	5.68	6.32	6.86

5 years	70.56	60.75	64.29	62.29	64.31	64.31	66.37	60.54	68.43	72.74
Annual average	11.27	9.96	10.44	10.17	10.44	10.44	10.72	9.93	10.99	11.55

3 years	53.84	44.99	50.44	47.44	50.45	50.45	51.59	46.28	52.69	55.01
Annual average	15.44	13.18	14.58	13.82	14.59	14.59	14.87	13.52	15.15	15.73

1 year	–0.40	–6.13	–1.16	–5.47	–1.14	–2.01	–0.90	–4.37	–0.65	–0.16

6 months	–2.98	–8.56	–3.36	–7.57	–3.35	–4.20	–3.22	–6.61	–3.11	–2.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Multi-Cap Growth Fund	11

Comparative index returns For periods ended 12/31/15

		Lipper Multi-Cap Growth
	Russell 3000 Growth Index	Funds category average*

Annual average (life of fund)	9.32%	10.08%

10 years	125.89	105.11
Annual average	8.49	7.34

5 years	86.72	70.09
Annual average	13.30	11.12

3 years	58.62	51.47
Annual average	16.62	14.78

1 year	5.09	2.51

6 months	0.73	–2.17

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/15, there were 637, 622, 540, 461, 315, and 47 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.385		—	—	$0.046		$0.195	$0.586

Capital gains

Long-term gains	6.768		$6.768	$6.768	6.768		6.768	6.768

Short-term gains	1.395		1.395	1.395	1.395		1.395	1.395

Total	$8.548		$8.163	$8.163	$8.209		$8.358	$8.749

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/15	$78.35	$83.13	$64.63	$69.19	$69.92	$72.46	$76.43	$82.75

12/31/15	67.61	71.73	54.44	58.85	59.60	61.76	65.84	71.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Multi-Cap Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 6/30/15	1.04%	1.79%	1.79%	1.54%	1.29%	0.79%

Annualized expense ratio for
the six-month period ended
12/31/15	1.03%	1.78%	1.78%	1.53%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/15 to 12/31/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.10	$8.80	$8.80	$7.57	$6.33	$3.87

Ending value (after expenses)	$970.20	$966.40	$966.50	$967.80	$968.90	$971.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Growth Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/15, use the following calculation method. To find the value of your investment on 7/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.23	$9.02	$9.02	$7.76	$6.50	$3.96

Ending value (after expenses)	$1,019.96	$1,016.19	$1,016.19	$1,017.44	$1,018.70	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Multi-Cap Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Multi-Cap Growth Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $129,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Multi-Cap Growth Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Growth Fund 17

The fund’s portfolio 12/31/15 (Unaudited)

COMMON STOCKS (97.5%)*	Shares	Value

Aerospace and defense (5.4%)
General Dynamics Corp.	105,200	$14,450,272

Honeywell International, Inc.	787,400	81,551,018

L-3 Communications Holdings, Inc.	167,500	20,017,925

Northrop Grumman Corp.	371,900	70,218,439

Raytheon Co.	117,000	14,570,010

200,807,664
Airlines (0.4%)
American Airlines Group, Inc.	370,500	15,690,675

15,690,675
Banks (1.8%)
Bank of America Corp.	1,709,200	28,765,836

PacWest Bancorp	528,100	22,761,110

Virgin Money Holdings UK PLC (United Kingdom)	2,399,096	13,451,860

64,978,806
Beverages (1.6%)
Anheuser-Busch InBev SA/NV ADR (Belgium)	164,100	20,512,500

PepsiCo, Inc.	373,600	37,330,112

57,842,612
Biotechnology (7.3%)
AMAG Pharmaceuticals, Inc. † S	271,252	8,189,098

Amgen, Inc.	231,900	37,644,327

Biogen, Inc. †	82,800	25,365,780

BioMarin Pharmaceutical, Inc. †	123,500	12,937,860

Blueprint Medicines Corp. † S	193,400	5,094,156

Celgene Corp. †	734,768	87,995,816

Gilead Sciences, Inc.	775,633	78,486,303

Neuralstem, Inc. † S	2,527,211	2,603,027

PTC Therapeutics, Inc. † S	229,300	7,429,320

TESARO, Inc. † S	71,200	3,725,184

269,470,871
Building products (0.7%)
Fortune Brands Home & Security, Inc. S	446,400	24,775,200

24,775,200
Capital markets (1.9%)
Charles Schwab Corp. (The)	950,300	31,293,379

KKR & Co. LP	1,074,200	16,746,778

Morgan Stanley	722,400	22,979,544

71,019,701
Chemicals (3.5%)
Albemarle Corp.	228,100	12,775,881

Axiall Corp.	631,600	9,726,640

Dow Chemical Co. (The)	382,900	19,711,692

E.I. du Pont de Nemours & Co.	305,800	20,366,280

Sherwin-Williams Co. (The)	102,200	26,531,120

Symrise AG (Germany)	317,639	21,071,041

W.R. Grace & Co. †	193,600	19,280,624

129,463,278
Commercial services and supplies (1.0%)
KAR Auction Services, Inc.	202,874	7,512,424

Tyco International PLC	951,890	30,355,772

		37,868,196

18 Multi-Cap Growth Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value

Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $1,831,199)
(Private) † ∆∆ F	642,526	$1,648,079

1,648,079
Containers and packaging (0.4%)
Packaging Corp. of America	222,400	14,022,320

14,022,320
Diversified consumer services (0.4%)
Bright Horizons Family Solutions, Inc. †	236,951	15,828,327

15,828,327
Diversified telecommunication services (0.6%)
Level 3 Communications, Inc. †	409,700	22,271,292

22,271,292
Electric utilities (0.2%)
Exelon Corp.	227,700	6,323,229

6,323,229
Electrical equipment (0.3%)
Hubbell, Inc.	117,700	11,892,408

11,892,408
Electronic equipment, instruments, and components (0.2%)
Cognex Corp.	262,400	8,861,248

8,861,248
Energy equipment and services (0.4%)
Baker Hughes, Inc.	292,000	13,475,800

13,475,800
Food and staples retail (2.3%)
Costco Wholesale Corp.	176,500	28,504,750

CVS Health Corp.	301,200	29,448,324

Walgreens Boots Alliance, Inc.	336,100	28,620,596

86,573,670
Food products (0.9%)
Associated British Foods PLC (United Kingdom)	293,441	14,444,098

Pinnacle Foods, Inc.	400,966	17,025,016

31,469,114
Health-care equipment and supplies (3.6%)
Boston Scientific Corp. †	1,089,800	20,095,912

C.R. Bard, Inc.	212,900	40,331,776

Cooper Cos., Inc. (The)	162,600	21,820,920

Edwards Lifesciences Corp. †	384,000	30,328,320

GenMark Diagnostics, Inc. † S	920,982	7,146,820

Intuitive Surgical, Inc. †	28,000	15,292,480

135,016,228
Health-care providers and services (0.6%)
Premier, Inc. Class A †	610,987	21,549,511

21,549,511
Health-care technology (—%)
HTG Molecular Diagnostics, Inc. † Ω	370,078	1,613,540

1,613,540
Hotels, restaurants, and leisure (3.7%)
Chipotle Mexican Grill, Inc. †	24,000	11,516,400

Dave & Buster’s Entertainment, Inc. †	389,145	16,242,912

Hilton Worldwide Holdings, Inc.	2,793,403	59,778,824

Lindblad Expeditions Holdings, Inc. †	1,394,800	15,496,228

Wingstop, Inc. † S	177,800	4,055,618

Yum! Brands, Inc.	409,100	29,884,755

		136,974,737

Multi-Cap Growth Fund 19

COMMON STOCKS (97.5%)* cont.	Shares	Value

Household durables (1.2%)
PulteGroup, Inc. S	2,006,400	$35,754,048

Tempur Sealy International, Inc. † S	142,800	10,061,688

45,815,736
Independent power and renewable electricity producers (0.3%)
Calpine Corp. †	871,736	12,614,020

12,614,020
Industrial conglomerates (0.7%)
Danaher Corp.	285,200	26,489,376

26,489,376
Insurance (0.5%)
Prudential PLC (United Kingdom)	829,072	18,561,186

18,561,186
Internet and catalog retail (5.5%)
Amazon.com, Inc. †	226,077	152,803,184

Delivery Hero Holding GmbH (acquired 6/12/15, cost $6,354,151)
(Private) (Germany) † ∆∆ F	825	5,522,334

FabFurnish GmbH (acquired 8/2/13, cost $69) (Private) (Brazil) † ∆∆ F	52	42

Global Fashion Holding SA (acquired 8/2/13, cost $3,488,697)
(Private) (Brazil) † ∆∆ F	82,353	2,086,024

Netflix, Inc. †	153,200	17,523,016

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69)
(Private) (Brazil) † ∆∆ F	52	42

New Middle East Other Assets GmbH (acquired 8/2/13, cost $29)
(Private) (Brazil) † ∆∆ F	22	18

Priceline Group, Inc. (The) †	20,190	25,741,241

203,675,901
Internet software and services (12.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	299,752	24,360,845

Alphabet, Inc. Class A †	138,448	107,713,928

Alphabet, Inc. Class C †	191,283	145,160,843

Facebook, Inc. Class A †	1,449,300	151,683,738

GoDaddy, Inc. Class A † S	309,800	9,932,188

LinkedIn Corp. †	63,900	14,382,612

Pandora Media, Inc. † S	875,379	11,738,832

Twitter, Inc. † S	391,600	9,061,624

474,034,610
IT Services (3.1%)
Fidelity National Information Services, Inc.	229,500	13,907,700

Visa, Inc. Class A	1,287,200	99,822,360

113,730,060
Leisure products (0.2%)
MCBC Holdings, Inc. †	464,198	6,359,513

6,359,513
Life sciences tools and services (0.8%)
Agilent Technologies, Inc.	721,900	30,182,639

30,182,639
Machinery (1.0%)
Middleby Corp. (The) † S	265,800	28,671,846

Wabtec Corp. S	131,100	9,323,832

37,995,678
Media (3.1%)
Discovery Communications, Inc. Class A † S	408,400	10,896,112

DISH Network Corp. Class A †	123,600	7,067,448

20 Multi-Cap Growth Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value

Media cont.
Liberty Global PLC Ser. A (United Kingdom) † S	364,700	$15,448,692

Lions Gate Entertainment Corp.	405,300	13,127,667

Live Nation Entertainment, Inc. †	1,439,137	35,359,596

Time Warner Cable, Inc.	95,200	17,668,168

Time Warner, Inc.	250,100	16,173,967

115,741,650
Multiline retail (0.9%)
Dollar General Corp.	460,500	33,096,135

33,096,135
Oil, gas, and consumable fuels (3.0%)
Anadarko Petroleum Corp.	214,800	10,434,984

Cabot Oil & Gas Corp.	481,900	8,524,811

Diamondback Energy, Inc. † S	242,500	16,223,250

EOG Resources, Inc.	256,900	18,185,951

Gulfport Energy Corp. †	533,300	13,103,181

Pioneer Natural Resources Co.	96,300	12,074,094

Scorpio Tankers, Inc. S	1,722,040	13,810,761

Suncor Energy, Inc. (Canada)	630,785	16,283,617

Whiting Petroleum Corp. †	258,403	2,439,324

111,079,973
Personal products (0.9%)
Coty, Inc. Class A S	498,900	12,786,807

Edgewell Personal Care Co.	260,400	20,407,548

33,194,355
Pharmaceuticals (5.2%)
Allergan PLC †	173,100	54,093,750

Bristol-Myers Squibb Co.	742,700	51,090,333

Cardiome Pharma Corp. (Canada) † S	934,800	7,581,228

Eli Lilly & Co.	291,700	24,578,642

Jazz Pharmaceuticals PLC †	215,367	30,271,986

Perrigo Co. PLC S	179,400	25,959,180

193,575,119
Real estate investment trusts (REITs) (0.9%)
American Tower Corp. R	334,202	32,400,884

32,400,884
Real estate management and development (1.0%)
Kennedy-Wilson Holdings, Inc.	642,800	15,478,624

RE/MAX Holdings, Inc. Class A S	593,855	22,150,792

37,629,416
Road and rail (2.2%)
Genesee & Wyoming, Inc. Class A †	129,925	6,975,673

Old Dominion Freight Line, Inc. † S	118,699	7,011,550

Union Pacific Corp.	876,700	68,557,940

82,545,163
Semiconductors and semiconductor equipment (3.3%)
Avago Technologies, Ltd. S	154,000	22,353,100

Cavium, Inc. †	60,500	3,975,455

Intel Corp.	479,100	16,504,995

Lam Research Corp.	377,066	29,946,582

Mellanox Technologies, Ltd. (Israel) †	47,919	2,019,307

NXP Semiconductor NV †	150,309	12,663,533

ON Semiconductor Corp. †	1,517,300	14,869,540

Multi-Cap Growth Fund 21

COMMON STOCKS (97.5%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
SK Hynix, Inc. (South Korea)	285,001	$7,357,786

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	614,200	13,973,050

123,663,348
Software (5.8%)
Adobe Systems, Inc. †	261,000	24,518,340

Microsoft Corp.	1,412,900	78,387,692

Mobileye NV (Israel) † S	121,295	5,128,353

salesforce.com, Inc. †	712,900	55,891,360

SS&C Technologies Holdings, Inc. S	268,020	18,297,725

TiVo, Inc. †	2,620,619	22,615,942

TubeMogul, Inc. † S	803,500	10,927,600

215,767,012
Specialty retail (3.8%)
Advance Auto Parts, Inc.	238,500	35,896,635

DavidsTea, Inc. (Canada) † S	256,375	3,176,486

Five Below, Inc. † S	605,093	19,423,485

Home Depot, Inc. (The)	353,500	46,750,375

Tiffany & Co.	205,593	15,684,690

TJX Cos., Inc. (The)	274,844	19,489,188

140,420,859
Technology hardware, storage, and peripherals (2.7%)
Apple, Inc.	964,432	101,516,112

101,516,112
Textiles, apparel, and luxury goods (1.4%)
NIKE, Inc. Class B	658,000	41,125,000

Tumi Holdings, Inc. † S	702,857	11,688,515

		52,813,515

Total common stocks (cost $3,051,239,880)		$3,622,338,766

WARRANTS (0.7%)* †	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	1,682,858	$302,914

Neuralstem, Inc. Ser. J (acquired 1/3/14,
cost $—) ∆∆ F	1/3/19	3.64	721,455	—

A basket of (UBSPUTCH) common stocks
144A (China)	11/14/16	0.00	271,030	27,569,172

Total warrants (cost $28,650,057)				$27,872,086

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Kinder Morgan, Inc./DE Ser. A, $4.88 cv. pfd. †	198,941	$8,017,322

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $4,999) (Private) † ∆∆ F	1,754	4,499

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $95,634) (Private) † ∆∆ F	30,360	86,071

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $224,601) (Private) † ∆∆ F	44,126	202,141

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $325,791) (Private) † ∆∆ F	64,006	293,211

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $182,702) (Private) † ∆∆ F	33,279	164,432

22 Multi-Cap Growth Fund

CONVERTIBLE PREFERRED STOCKS (0.6%)* cont.	Shares	Value

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$551,501) (Private) † ∆∆ F	71,810	$496,351

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,546,855) (Private) † ∆∆ F	542,756	1,392,169

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,955,989) (Private) † ∆∆ F	686,312	1,760,390

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$5,967,941) (Private) † ∆∆ F	2,096,000	5,371,147

Ovid Therapeutics, Inc. 144A Ser. B, 8.00% (acquired 8/10/15, cost
$4,137,150) (Private) † ∆∆ F	664,069	3,723,435

UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F	125,000	—

Total convertible preferred stocks (cost $33,436,112)		$21,511,168

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/8s, February 15, 2041 [i]	$60,821	$72,778

U.S. Treasury Notes 2 1/8s, August 15, 2021 [i]	80,000	81,610

Total U.S. treasury obligations (cost $154,388)		$154,388

SHORT-TERM INVESTMENTS (7.2%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.44% [d]	Shares	219,124,551	$219,124,551

Putnam Short Term Investment Fund 0.33% L	Shares	38,328,015	38,328,015

SSgA Prime Money Market Fund Class N 0.19% P	Shares	5,450,000	5,450,000

U.S. Treasury Bills 0.17%, February 18, 2016 ∆		$1,511,000	1,510,788

U.S. Treasury Bills 0.16%, February 11, 2016		2,889,000	2,888,598

U.S. Treasury Bills 0.09%, January 14, 2016		1,928,000	1,927,940

Total short-term investments (cost $269,229,634)			$269,229,892

TOTAL INVESTMENTS

Total investments (cost $3,382,710,071)			$3,941,106,300

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,716,488,659.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $22,750,385, or 0.6% of net assets.

Ω Affiliated company (Note 5).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Multi-Cap Growth Fund 23

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $253,198 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $55,071,010) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Buy	2/17/16	$7,251,669	$7,098,016	$153,653

JPMorgan Chase Bank N.A.
	Euro	Sell	3/16/16	30,143,570	29,359,837	(783,733)

State Street Bank and Trust Co.
	Japanese Yen	Sell	2/17/16	7,224,939	7,211,998	(12,941)

UBS AG
	Euro	Sell	3/16/16	11,651,909	11,401,159	(250,750)

Total						$(893,771)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	344,394	$—	4/15/16	(3 month USD-	A basket	$6,578,637
				LIBOR-BBA plus	(JPCMPNET) of
				0.38%)	common stocks

baskets	96,185	—	7/16/16	(3 month USD-	A basket	(1,024,528)
				LIBOR-BBA plus	(JPCMPTMD) of
				0.30%)	common stocks

Total		$—				$5,554,109

24 Multi-Cap Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$743,117,913	$—	$7,608,460

Consumer staples	194,635,653	14,444,098	—

Energy	124,555,773	—	—

Financials	192,576,947	32,013,046	1,648,079

Health care	651,407,908	—	—

Industrials	438,064,360	—	—

Information technology	1,030,214,604	7,357,786	—

Materials	122,414,557	21,071,041	—

Telecommunication services	22,271,292	—	—

Utilities	18,937,249	—	—

Total common stocks	$3,538,196,256	$74,885,971	$9,256,539

Convertible preferred stocks	8,017,322	—	13,493,846

U.S. treasury obligations	—	154,388	—

Warrants	302,914	27,569,172	—

Short-term investments	43,778,015	225,451,877	—

Totals by level	$3,590,294,507	$328,061,408	$22,750,385

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(893,771)	$—

Total return swap contracts	—	5,554,109	—

Totals by level	$—	$4,660,338	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund 25

Statement of assets and liabilities 12/31/15 (Unaudited)

ASSETS

Investment in securities, at value, including $213,639,042 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,120,578,657)	$3,682,040,194
Affiliated issuers (identified cost $262,131,414) (Notes 1 and 5)	259,066,106

Foreign currency (cost $19) (Note 1)	18

Dividends, interest and other receivables	4,006,296

Receivable for shares of the fund sold	1,127,490

Receivable for investments sold	878,692

Unrealized appreciation on forward currency contracts (Note 1)	153,653

Unrealized appreciation on OTC swap contracts (Note 1)	6,578,637

Prepaid assets	48,999

Total assets	3,953,900,085

LIABILITIES

Payable for shares of the fund repurchased	2,728,815

Payable for compensation of Manager (Note 2)	1,647,025

Payable for custodian fees (Note 2)	23,571

Payable for investor servicing fees (Note 2)	1,137,729

Payable for Trustee compensation and expenses (Note 2)	2,272,088

Payable for administrative services (Note 2)	28,606

Payable for distribution fees (Note 2)	2,325,775

Unrealized depreciation on OTC swap contracts (Note 1)	1,024,528

Unrealized depreciation on forward currency contracts (Note 1)	1,047,424

Collateral on securities loaned, at value (Note 1)	219,124,551

Collateral on certain derivative contracts, at value (Note 1)	5,604,388

Other accrued expenses	446,926

Total liabilities	237,411,426

Net assets	$3,716,488,659

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,346,123,238

Distributions in excess of net investment income (Note 1)	(1,842,219)

Distributions in excess of gains on investments and foreign currency transactions (Note 1)	(190,840,563)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	563,048,203

Total — Representing net assets applicable to capital shares outstanding	$3,716,488,659

(Continued on next page)

26 Multi-Cap Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,374,965,684 divided by 49,917,876 shares)	$67.61

Offering price per class A share (100/94.25 of $67.61)*	$71.73

Net asset value and offering price per class B share ($72,089,960 divided by 1,324,162 shares)**	$54.44

Net asset value and offering price per class C share ($63,839,495 divided by 1,084,842 shares)**	$58.85

Net asset value and redemption price per class M share ($48,124,124 divided by 807,515 shares)	$59.60

Offering price per class M share (100/96.50 of $59.60)*	$61.76

Net asset value, offering price and redemption price per class R share
($7,918,497 divided by 120,272 shares)	$65.84

Net asset value, offering price and redemption price per class Y share
($149,550,899 divided by 2,083,421 shares)	$71.78

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund 27

Statement of operations Six months ended 12/31/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $101,346)	$18,440,031

Interest (including interest income of $47,690 from investments in affiliated issuers) (Note 5)	49,932

Securities lending (Note 1)	951,317

Total investment income	19,441,280

EXPENSES

Compensation of Manager (Note 2)	10,681,089

Investor servicing fees (Note 2)	3,739,484

Custodian fees (Note 2)	33,058

Trustee compensation and expenses (Note 2)	144,805

Distribution fees (Note 2)	5,337,924

Administrative services (Note 2)	63,456

Other	574,270

Total expenses	20,574,086

Expense reduction (Note 2)	(133,788)

Net expenses	20,440,298

Net investment loss	(999,018)

Net realized loss on investments (Notes 1 and 3)	(32,774,247)

Net realized loss on swap contracts (Note 1)	(2,530,779)

Net realized loss on futures contracts (Note 1)	(40,437)

Net realized gain on foreign currency transactions (Note 1)	1,005,290

Net realized gain on written options (Notes 1 and 3)	25,981

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,427,450)

Net unrealized depreciation of investments, written options and swap contracts
during the period	(81,765,535)

Net loss on investments	(117,507,177)

Net decrease in net assets resulting from operations	$(118,506,195)

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Growth Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/15*	Year ended 6/30/15

Operations:
Net investment income (loss)	$(999,018)	$1,452,197

Net realized gain (loss) on investments
and foreign currency transactions	(34,314,192)	480,682,487

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(83,192,985)	(151,599,047)

Net increase (decrease) in net assets resulting
from operations	(118,506,195)	330,535,637

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(17,293,552)	(10,186,178)

Class M	(36,804)	—

Class R	(20,857)	(517)

Class Y	(1,100,532)	(917,835)

Net realized short-term gain on investments

Class A	(62,661,803)	(48,281,440)

Class B	(1,637,257)	(1,413,162)

Class C	(1,344,644)	(951,221)

Class M	(1,116,124)	(850,087)

Class R	(149,211)	(116,077)

Class Y	(2,619,868)	(2,331,966)

From net realized long-term gain on investments
Class A	(304,010,811)	(365,442,781)

Class B	(7,943,339)	(10,696,236)

Class C	(6,523,694)	(7,199,803)

Class M	(5,415,003)	(6,434,317)

Class R	(723,912)	(878,592)

Class Y	(12,710,584)	(17,650,675)

Increase from capital share transactions (Note 4)	258,545,674	122,582,319

Total decrease in net assets	(285,268,516)	(20,232,931)

NET ASSETS

Beginning of period	4,001,757,175	4,021,990,106

End of period (including distributions in excess of net
investment income of $1,842,219 and undistributed net
investment income of $17,608,544, respectively)	$3,716,488,659	$4,001,757,175

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
December 31, 2015**	$78.35	(.01)	(2.18)	(2.19)	(.39)	(8.16)	(8.55)	—	—	$67.61	(2.98)*	$3,374,966	.52*	(.01)*	29*
June 30, 2015	81.46	.05	6.70	6.75	(.24)	(9.62)	(9.86)	—	—	78.35	8.53	3,627,975	1.04	.06	69
June 30, 2014	62.31	.27	19.05	19.32	(.17)	—	(.17)	—	—	81.46	31.03	3,622,814	1.04	.37	88
June 30, 2013	52.15	.19	10.20	10.39	(.23)	—	(.23)	—	—	62.31	19.98	3,004,507	1.08	.32	78
June 30, 2012	53.66	.10	(1.71)	(1.61)	—	—	—	—	.10 [e,f,g,h]	52.15	(2.81)	2,822,270	1.15	.20	57
June 30, 2011	39.22	(.06)	14.49	14.43	—	—	—	— [d]	.01 [i,j,k]	53.66	36.82	3,283,602	1.22	(.13)	69

Class B
December 31, 2015**	$64.63	(.24)	(1.79)	(2.03)	—	(8.16)	(8.16)	—	—	$54.44	(3.36)*	$72,090	.90*	(.39)*	29*
June 30, 2015	69.07	(.46)	5.64	5.18	—	(9.62)	(9.62)	—	—	64.63	7.73	82,571	1.79	(.69)	69
June 30, 2014	53.11	(.24)	16.20	15.96	—	—	—	—	—	69.07	30.05	95,550	1.79	(.39)	88
June 30, 2013	44.60	(.21)	8.72	8.51	—	—	—	—	—	53.11	19.08	93,740	1.83	(.43)	78
June 30, 2012	46.24	(.24)	(1.49)	(1.73)	—	—	—	—	.09 [e,f,g,h]	44.60	(3.55)	103,691	1.90	(.56)	57
June 30, 2011	34.05	(.38)	12.56	12.18	—	—	—	— [d]	.01 [i,j,k]	46.24	35.80	152,335	1.97	(.88)	69

Class C
December 31, 2015**	$69.19	(.26)	(1.92)	(2.18)	—	(8.16)	(8.16)	—	—	$58.85	(3.35)*	$63,839	.90*	(.39)*	29*
June 30, 2015	73.30	(.49)	6.00	5.51	—	(9.62)	(9.62)	—	—	69.19	7.74	66,682	1.79	(.69)	69
June 30, 2014	56.37	(.25)	17.18	16.93	—	—	—	—	—	73.30	30.03	63,105	1.79	(.38)	88
June 30, 2013	47.33	(.22)	9.26	9.04	—	—	—	—	—	56.37	19.10	50,514	1.83	(.43)	78
June 30, 2012	49.07	(.26)	(1.57)	(1.83)	—	—	—	—	.09 [e,f,g,h]	47.33	(3.55)	47,333	1.90	(.55)	57
June 30, 2011	36.13	(.39)	13.32	12.93	—	—	—	— [d]	.01 [i,j,k]	49.07	35.81	55,393	1.97	(.88)	69

Class M
December 31, 2015**	$69.92	(.18)	(1.93)	(2.11)	(.05)	(8.16)	(8.21)	—	—	$59.60	(3.22)*	$48,124	.77*	(.26)*	29*
June 30, 2015	73.81	(.31)	6.04	5.73	—	(9.62)	(9.62)	—	—	69.92	8.00	57,797	1.54	(.44)	69
June 30, 2014	56.62	(.09)	17.28	17.19	—	—	—	—	—	73.81	30.36	57,211	1.54	(.14)	88
June 30, 2013	47.42	(.09)	9.29	9.20	—	—	—	—	—	56.62	19.40	47,819	1.58	(.18)	78
June 30, 2012	49.05	(.14)	(1.58)	(1.72)	—	—	—	—	.09 [e,f,g,h]	47.42	(3.32)	46,932	1.65	(.30)	57
June 30, 2011	36.02	(.28)	13.30	13.02	—	—	—	— [d]	.01 [i,j,k]	49.05	36.17	58,016	1.72	(.63)	69

Class R
December 31, 2015**	$76.43	(.09)	(2.14)	(2.23)	(.20)	(8.16)	(8.36)	—	—	$65.84	(3.11)*	$7,918	.65*	(.13)*	29*
June 30, 2015	79.65	(.15)	6.56	6.41	(.01)	(9.62)	(9.63)	—	—	76.43	8.28	8,888	1.29	(.19)	69
June 30, 2014	60.96	.09	18.62	18.71	(.02)	—	(.02)	—	—	79.65	30.69	9,313	1.29	.13	88
June 30, 2013	51.03	.05	9.97	10.02	(.09)	—	(.09)	—	—	60.96	19.67	7,381	1.33	.08	78
June 30, 2012	52.64	(.02)	(1.69)	(1.71)	—	—	—	—	.10 [e,f,g,h]	51.03	(3.06)	7,457	1.40	(.05)	57
June 30, 2011	38.57	(.17)	14.23	14.06	—	—	—	— [d]	.01 [i,j,k]	52.64	36.48	6,553	1.47	(.38)	69

Class Y
December 31, 2015**	$82.75	.09	(2.31)	(2.22)	(.59)	(8.16)	(8.75)	—	—	$71.78	(2.86)*	$149,551	.40*	.11*	29*
June 30, 2015	85.51	.26	7.04	7.30	(.44)	(9.62)	(10.06)	—	—	82.75	8.80	157,844.79		.30	69
June 30, 2014	65.37	.47	20.00	20.47	(.33)	—	(.33)	—	—	85.51	31.37	173,998.79		.62	88
June 30, 2013	54.70	.35	10.69	11.04	(.37)	—	(.37)	—	—	65.37	20.27	134,628.83		.57	78
June 30, 2012	56.14	.24	(1.79)	(1.55)	—	—	—	—	.11 [e,f,g,h]	54.70	(2.56)	115,279.90		.45	57
June 30, 2011	40.93	.04	15.16	15.20	—	—	—	— [d]	.01 [i,j,k]	56.14	37.16	123,618.97		.14	69

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Growth Fund	Multi-Cap Growth Fund 31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to $0.01 per share outstanding on February 24, 2012.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to the following amounts per share outstanding on July 21, 2011:

Per share

Class A	$0.09

Class B	0.07

Class C	0.08

Class M	0.08

Class R	0.08

Class Y	0.09

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. which amounted to less than $0.01 per share outstanding on August 22, 2011.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to $0.01 per share outstanding on May 16, 2011.

k Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Growth Fund

Notes to financial statements 12/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2015 through December 31, 2015.

Putnam Multi-Cap Growth Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

Multi-Cap Growth Fund 33

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

34 Multi-Cap Growth Fund

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Multi-Cap Growth Fund 35

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $263,691 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $351,930 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $219,124,551 and the value of securities loaned amounted to $213,639,042.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

36 Multi-Cap Growth Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2015, the fund had a capital loss carryover of $142,316,044 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$44,620,034	N/A	$44,620,034	June 30, 2016

44,620,034	N/A	44,620,034	June 30, 2017

53,075,976	N/A	53,075,976	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $3,389,379,829, resulting in gross unrealized appreciation and depreciation of $785,324,725 and $233,598,254, respectively, or net unrealized appreciation of $551,726,471.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the

Multi-Cap Growth Fund 37

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.277% of the fund’s average net assets before an increase of $24,703 (0.001% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other

38 Multi-Cap Growth Fund

funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,392,140	Class R	7,543

Class B	74,190	Class Y	148,815

Class C	63,207	Total	$3,739,484

Class M	53,589

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,506 under the expense offset arrangements and by $131,282 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,307, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,396,504	Class M	208,572

Class B	385,272	Class R	19,595

Class C	327,981	Total	$5,337,924

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $88,398 and $1,005 from the sale of class A and class M shares, respectively, and received $25,436 and $387 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $125 and no monies on class A and class M redemptions, respectively.

Multi-Cap Growth Fund 39

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,098,242,360	$1,226,896,756

U.S. government securities (Long-term)	—	—

Total	$1,098,242,360	$1,226,896,756

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and polices approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

Written option contract
	amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$2,598,142	$25,981

Options opened	—	—
Options exercised	—	—
Options expired	(2,598,142)	(25,981)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/15		Year ended 6/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	710,662	$52,228,763	1,214,938	$96,293,968

Shares issued in connection with
reinvestment of distributions	5,245,475	360,836,250	5,182,291	397,896,352

	5,956,137	413,065,013	6,397,229	494,190,320

Shares repurchased	(2,341,683)	(175,316,166)	(4,567,372)	(364,464,783)

Net increase	3,614,454	$237,748,847	1,829,857	$129,725,537

	Six months ended 12/31/15		Year ended 6/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	52,430	$3,218,257	93,066	$6,168,282

Shares issued in connection with
reinvestment of distributions	168,210	9,322,189	184,990	11,765,340

	220,640	12,540,446	278,056	17,933,622

Shares repurchased	(174,118)	(10,742,293)	(383,857)	(25,527,362)

Net increase (decrease)	46,522	$1,798,153	(105,801)	$(7,593,740)

40 Multi-Cap Growth Fund

	Six months ended 12/31/15		Year ended 6/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	66,656	$4,384,101	99,301	$7,018,196

Shares issued in connection with
reinvestment of distributions	121,678	7,288,523	111,803	7,611,530

	188,334	11,672,624	211,104	14,629,726

Shares repurchased	(67,308)	(4,382,872)	(108,200)	(7,698,435)

Net increase	121,026	$7,289,752	102,904	$6,931,291

	Six months ended 12/31/15		Year ended 6/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	12,276	$811,821	20,633	$1,470,707

Shares issued in connection with
reinvestment of distributions	105,986	6,428,040	103,829	7,134,071

	118,262	7,239,861	124,462	8,604,778

Shares repurchased	(137,347)	(8,452,067)	(72,971)	(5,204,832)

Net increase (decrease)	(19,085)	$(1,212,206)	51,491	$3,399,946

	Six months ended 12/31/15		Year ended 6/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	31,759	$2,407,380	22,991	$1,781,937

Shares issued in connection with
reinvestment of distributions	13,334	893,403	13,260	994,520

	45,093	3,300,783	36,251	2,776,457

Shares repurchased	(41,114)	(3,020,661)	(36,874)	(2,900,416)

Net increase (decrease)	3,979	$280,122	(623)	$(123,959)

	Six months ended 12/31/15		Year ended 6/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	100,236	$8,000,185	443,749	$37,348,426

Shares issued in connection with
reinvestment of distributions	215,170	15,711,708	250,078	20,251,294

	315,406	23,711,893	693,827	57,599,720

Shares repurchased	(139,406)	(11,070,887)	(821,286)	(67,356,476)

Net increase (decrease)	176,000	$12,641,006	(127,459)	$(9,756,756)

Multi-Cap Growth Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$39,640,629	$39,640,629	$996	$—

Putnam Short Term
Investment Fund*	79,414,641	362,128,209	403,214,835	46,694	38,328,015

HTG Molecular
Diagnostics, Inc.†	—	167,997	—	—	1,613,540

Totals	$79,414,641	$401,936,835	$442,855,464	$47,690	$39,941,555

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$370,000

Written equity option contracts (contract amount) (Note 3)	$370,000

Futures contracts (number of contracts)	— *

Forward currency contracts (contract amount)	$74,200,000

OTC total return swap contracts (notional)	$42,500,000

Warrants (number of warrants)	2,500,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$153,653	Payables	$1,047,424

	Investments,
Equity contracts	Receivables	34,450,723	Payables	1,024,528

Total		$34,604,376		$2,071,952

42 Multi-Cap Growth Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$1,059,364	$—	$1,059,364

Equity contracts	(207,852)	(40,437)	—	(2,530,779)	(2,779,068)

Total	$(207,852)	$(40,437)	$1,059,364	$(2,530,779)	$(1,719,704)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(1,416,550)	$—	$(1,416,550)

Equity contracts	(323,599)	200,661	—	5,651,009	5,528,071

Total	$(323,599)	$200,661	$(1,416,550)	$5,651,009	$4,111,521

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$6,578,637	$—	$—	$6,578,637

Forward currency contracts#	153,653	—	—	—	153,653

Total Assets	$153,653	$6,578,637	$—	$—	$6,732,290

Liabilities:

OTC Total return swap contracts*#	—	1,024,528	—	—	1,024,528

Forward currency contracts#	—	783,733	12,941	250,750	1,047,424

Total Liabilities	$—	$1,808,261	$12,941	$250,750	$2,071,952

Total Financial and Derivative Net Assets	$153,653	$4,770,376	$(12,941)	$(250,750)	$4,660,338

Total collateral received (pledged)†##	$72,778	$4,770,376	$81,610	$(250,750)

Net amount	$80,875	$—	$(94,551)	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Multi-Cap Growth Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Multi-Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA013
298517 2/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016